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Scudder New Europe Fund

Classes A, B and C

Semiannual Report

April 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder New Europe Fund	Nasdaq Symbol	CUSIP Number
Class A	KNEAX	81118E-108
Class B	KNEBX	81118E-207
Class C	KNECX	81118E-306

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary April 30, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder New Europe Fund	6-Month	1-Year	3-Year	5-Year	10-Year
Class A(a)	3.00%	-16.99%	.18%	9.47%	11.27%
Class B(a)	2.47%	-17.75%	-.68%	8.59%	10.42%
Class C(a)	2.56%	-17.71%	-.65%	8.56%	10.33%
MSCI Europe Equity Index+	5.75%	-12.22%	-5.79%	5.15%	9.31%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 4/30/02	$ 9.28	$ 8.71	$ 8.83
10/31/01	$ 9.01	$ 8.50	$ 8.61

Class A Lipper Rankings - European Region Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	135	of	185	73
3-Year	17	of	130	13
5-Year	8	of	64	13
10-Year	2	of	19	10

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
-- Scudder New Europe Fund - Class A -- MSCI Europe Equity Index+

Yearly periods ended April 30

Comparative Results (Adjusted for Sales Charge)
Scudder New Europe Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$7,823	$9,477	$14,818	$27,410
	Average annual total return	-21.77%	-1.78%	8.18%	10.61%
Class B(c)	Growth of $10,000	$7,978	$9,684	$15,035	$26,944
	Average annual total return	-20.22%	-1.06%	8.50%	10.42%
Class C(c)	Growth of $10,000	$8,229	$9,805	$15,075	$26,738
	Average annual total return	-17.71%	-.65%	8.56%	10.33%
MSCI Europe Equity Index+	Growth of $10,000	$8,778	$8,363	$12,854	$24,359
	Average annual total return	-12.22%	-5.79%	5.15%	9.31%

The growth of $10,000 is cumulative.

a Returns for Class A shares for the periods prior to their inception date on September 3, 1999 are derived from the historical performance of Class M shares, adjusted to reflect the higher gross total annual operating expenses of Class A. Prior to September 3, 1999, the Fund operated as a closed-end investment company. On September 3, 1999, the Fund became an open-end investment company and offered additional classes of shares. The Fund's performance may have been lower if it had operated as an open-end fund during these periods. On September 3, 2000, Class M shares automatically converted to Class A shares. Returns shown for Class B and C shares for the periods prior to their inception on September 3, 1999 are derived from the historical performance of Class M shares during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on September 3, 1999 are derived from the historical performance of Class M shares during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The MSCI Europe Equity Index is a total return index, reported in U.S. dollars, based on share prices and reinvested gross dividends of approximately 600 companies (only those securities deemed sufficiently liquid for trading by investors) from the following 14 countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. The securities represented in this index may experience loss of invested principal and are subject to investment risk. In exchange for greater growth potential, investments in foreign securities can have added risks. These include changes in currency rates, economic and monetary policy, differences in auditing standards and risks related to political and economic developments. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

After six quarters of gross domestic product (GDP) growth averaging below 1 percent and negative returns in the stock market, we believe momentum is building for an economic and market recovery.

Economists have been looking to consumer and business spending as signs that the economy is recovering. Consumer spending, which never decreased significantly, remains strong - thanks, in part, to fiscal policy (such as tax cuts) and monetary policy (such as low interest rates). And business spending, which had been low, is beginning to turn around as demand for goods stabilizes and corporate profits improve.

Despite these positives, there are some problems that could hinder a robust recovery. Consumers may be spending too much money, and may cut back consumption, which will tend to limit the economic growth. And business spending (on capital, such as equipment) probably won't increase to the levels it reached in the 1990s, because such goods are still expensive. As a result, a sustained return to the rate of economic growth of the late 1990s - 4 percent to 4.5 percent - seems unlikely.

Still, we expect the United States to return to growth of 3 percent to 3.5 percent - and given that the recovery is on a solid footing, the Federal Reserve Board is unlikely to maintain low interest rates. Although the policymakers are unlikely to move immediately or aggressively, we anticipate that they will slowly begin raising rates by their June meeting. And they'll likely continue adjusting rates over the subsequent six to 12 months. The federal funds rate, currently 1.75 percent, may reach 3 percent or so by late 2002 and then 4.5 percent to 5 percent by mid-2003.

Because interest rates and bond prices are inversely correlated (i.e., they tend to move in opposite directions), many investors expect bond prices to decrease as the Fed raises interest rates. But bond prices have actually already decreased in anticipation of rising interest rates - and are now "discounted" as much as we expect them to be throughout 2002. Coupon rates on bonds, however, tend to move in the same direction as interest rates. As a result, we expect short- and intermediate-term rates on bonds to increase over the next year or so. However, rates on longer-term bonds probably won't rise much further. This would result in positive total return.

We can expect improvement in the stock market as well. Corporate profits bottomed last fall, and should continue improving through 2002 and 2003. Corporate profits should grow faster than the economy over the next year or two (as they usually do in the early stages of a recovery). This creates a much better backdrop for stock prices, and, as a result, the stock market in general. We should see stock returns in the mid to high single digits this year.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you which direction the economy and markets are going in. And now the direction is up. Although diversification does not eliminate the risk of potential loss, a diversified portfolio is now, as always, a good idea.

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of April 16, 2002, and may not actually come to pass.

Portfolio Management Review

During the semiannual period ended April 30, 2002, Scudder New Europe Fund experienced a change in portfolio management as a result of recent changes to the fund's investment advisor. In the following interview, former Lead Portfolio Manager Carol Franklin and Portfolio Manager Joe Axtell discuss Scudder New Europe Fund's strategy and the market environment during the six-month period. Additionally, new Lead Portfolio Manager Alexander Black reviews his background and explains changes to the portfolio's positioning.

Q: Will you provide a brief overview of global equity markets for the semiannual period ending April 30, 2002?

A: Global markets rebounded in the final quarter of 2001 following their sharp declines in the wake of the September 11 attacks in the United States. The year 2002 has thus far been greeted with several critical events:

• The collapse of Enron in the United States and the subsequent attention to accounting concerns around the world

• A stronger-than-expected pickup in the U.S. economy sparked by the American consumer but generally not supported by corporate profits

• Military activity in Afghanistan

• Increasing violence in the Middle East and the related focus on oil prices

In January, many investors in the United States and Europe took profits after the run-up in late 2001. Since then, markets have stabilized somewhat in response to improving economic indicators as well as more optimistic business and consumer sentiment.

Given this improving scenario fueled so strongly by the consumer, it's no surprise which industries have performed the best for the period under review. Consumer durables, retailers, automobile manufacturers and luxury goods manufacturer all had a nice rebound on prospects for economic growth, as did capital goods, transportation and basic materials industries. Food, beverage and tobacco companies also did well. On the other hand, telecommunications led the list of laggards for the six-month period, followed closely by technology hardware and equipment. Insurance, media, pharmaceuticals and food and drug retailing also struggled.

Q: What was the performance of Scudder New Europe Fund against this six-month backdrop?

A: Against a clearly improving economic environment, the Morgan Stanley Capital International Europe Equity Index (MSCI Europe) gained 5.75 percent for the semiannual period ending April 30, 2002, while Scudder New Europe Fund posted 3.00 percent (Class A shares unadjusted for sales charge). The MSCI Europe benchmark is an unmanaged, capitalization-weighted measure of 14 stock markets in Europe.

We did not perform as strongly as the index largely because of our positioning at the very onset of the six-month period. We had gone through the summer of 2001 defensively positioned, as we had expected economic growth to be slow. The uncertainty surrounding September 11 only made us more cautious. When it became clear that the central banks around the world were responding to September 11 in an aggressive and coordinated manner, however, markets soon began to recover. We transitioned out of the defensive positioning in response, but we did so more cautiously than the market. We thus lagged the benchmark in November. By December, we had repositioned the portfolios to a more pro-growth stance with stocks poised for economic recovery. The remainder of the period went well, with a modest setback in March when laggards from January and February played catch-up.

Q: What contributed and detracted the most from the fund's performance?

A: Our media holdings contributed the most to performance. The companies' business models proved fairly resistant to the economic slowdown and should benefit from increased advertising spending when the economy improves. Performance was also helped by select holdings among household and personal products, as well as food and drug retailing. Finally, banks also helped performance, including Societe Generale, Banco Popular, Barclays and Royal Bank of Scotland. Our focus in this sector has been on retail banks with strong domestic franchises. These stocks also sold at reasonable prices. Over the past three months, it has become apparent that the credit cycle is improving and that the bad debt experiences of the past have been better managed through this cycle. Moreover, there are improving prospects for consolidation and cost-cutting measures in this industry as we go forward.

Performance came under pressure due to underweight positions in several industries that performed strongly at the beginning of the period. Our concerns regarding these industries centered on valuations and the sustainability of consumer spending after the September 11 attacks. Many other companies that we considered to have poor fundamentals or to be in financial distress had sharp share price recoveries in October and November's liquidity-driven rally. Performance also suffered by our not owning some real winners. This was particularly true of tobacco companies, steel companies and certain companies in the retailing, hotels, consumer durables and luxury goods industries.

Q: Mr. Black, will you provide us with some information about yourself and describe any changes you have made to the portfolio since assuming lead management on April 8, 2002?

A: I joined the firm in 1994 after eight years of experience in the industry, including portfolio management and analytic experience at Invesco and NM Rothschild. I hold a graduate degree from Cambridge University. Operating out of London, I presently head the firm's European equity team. In this role, I have been served well by my fluency in French, German and Italian.

The overall structure of the portfolio remains generally the same, with a continued focus on growth stocks. The main difference from previous portfolio management is in the way we assess the value of a stock. Previously, a variety of valuation measures were used. Now, however, we use what is known as cash-flow return on investment as the key measure of stock assessment. We like this tool because it appears to work well. We used historical data to back-test several valuation measures to see which one had the best predictive power, although clearly past performance is no guarantee of future results. We like this measure because it doesn't look just at earnings and cash flow, but also at the amount of capital required to generate the earnings and cash flow. Some businesses are capital consumptive, and over the full investment cycle, such businesses will find it difficult to generate good returns. Those are the types of businesses we would typically underweight. We want to emphasize the type of companies that make good use of their capital and are able to grow their cash flows and can therefore generate high and expanding returns.

More specifically, key changes over the past month have been primarily focused on taking profits in those better-performing stocks that are approaching valuation targets using this new measure. We then use the profits to purchase stocks that have more potential on the upside, using cash-flow return on investment. Within financials, for example, we sold Assicurazione Generali and put some of that money into Allianz (among others). Generali's 2001 figures were disappointing, highlighting poor cost control, which resulted in a change in our target valuation. This left us with a small amount of upside for Generali compared with Allianz. The latter company has new management in its insurance and banking businesses, which increases our conviction in the stock.

Q: What is your outlook for the market environment for the coming months?

A: Given the wide range of stock performance within sectors, we expect that opportunities will lie in stock picking as opposed to sector or country allocation. As investors, we are still experiencing volatile markets; there is still a high level of uncertainty about the direction of economic growth. In our view, the United States has already experienced the easy part of the recovery process - the inventory normalization and the end of the equity sell-off phase that provided the first boost to gross domestic product. It remains unclear, however, whether the stimulus to economic growth is going to be maintained through consumer activity and final demand. The interest rate environment remains friendly around the world, but it's fair to say that expectations for economic growth and the overall return for equity markets in 2002 are relatively modest.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2002

Ten Largest Equity Holdings at April 30, 2002 (28.3% of Portfolio)
1. GlaxoSmithKline PLC Developer of vaccines and health-related consumer products	United Kingdom	4.6%
2. TotalFinaElf SA Provider of various energy sources and producer of related by-products	France	3.0%
3. Allianz AG Provider of multi-line insurance services	Germany	2.8%
4. Aventis SA Manufacturer of life science products	France	2.8%
5. Banco Popular Espanol SA Provider of retail banking services	Spain	2.7%
6. BP PLC Exporter and producer of oil and natural gas	United Kingdom	2.7%
7. Telefonica SA Provider of telecommunication services	Spain	2.5%
8. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	2.4%
9. BNP Paribas SA Provider of banking services	France	2.4%
10. Barclays PLC Provider of commercial and investment banking	United Kingdom	2.4%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page <Click Here>. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of April 30, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 96.6%
Belgium 0.8%
Interbrew (Operator of brewing business)	44,600	1,326,708
Finland 1.4%
Nokia Oyj (Manufacturer of telecommunication systems and equipment)	145,800	2,358,282
France 23.7%
Altran Technologies SA (Provider of technology consulting services)	30,969	1,617,659
Autoroutes du Sud de la France* (Developer and operator of toll roads)	9,302	230,378
Aventis SA (Manufacturer of life science products)	68,106	4,836,364
BNP Paribas SA (Provider of banking services)	80,728	4,216,810
Compagnie de Saint-Gobain (Manufacturer of glass)	5,915	1,012,139
Credit Lyonnais SA (Provider of diversified banking services)	40,238	1,696,317
Groupe Danone (Producer of food products worldwide)	15,636	2,070,022
Lafarge SA (Supplier of various building materials)	20,105	1,906,621
Pechiney SA "A" (Manufacturer of aluminum products as well as other specialty metals)	46,397	2,243,862
PSA Peugeot Citroen (Manufacturer of automobiles and commercial vehicles)	43,626	2,168,784
Sanofi-Synthelabo SA (Manufacturer of health care products and medical and surgical equipment)	45,554	2,914,892
Schneider Electric SA (Manufacturer of electronic components and automated manufacturing systems)	30,322	1,462,343
Societe Generale "A" (Provider of banking services)	58,676	4,016,114
Suez SA (Builder of water treatment plants)	93,405	2,780,184
TotalFinaElf SA "B" (Provider of various energy sources and producer of related by-products)	34,640	5,247,298
Vinci SA (Builder of roads and provider of engineering and construction services)	27,713	1,772,041
Vivendi Universal SA* (Operator of music, television, film and telecommunication businesses)	32,700	1,042,222
		41,234,050
Germany 16.8%
Allianz AG (Provider of multi-line insurance services)	20,589	4,839,580
Altana AG (Developer and manufacturer of pharmaceutical, diagnostic and chemical products)	24,566	1,373,909
BASF AG (Producer of chemical products)	37,571	1,603,847
Deutsche Boerse AG (Provider of financial services)	29,625	1,309,201
E.On AG (Distributor of oil and chemicals)	68,836	3,561,538
KarstadtQuelle AG (Operator of department stores)	52,576	1,586,223
Marschollek, Lautenschlaeger und Partner AG (Provider of investment services)	30,410	1,813,035
Metro AG (Operator of building, clothing, electronic and food stores)	88,717	2,836,397
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Provider of financial services which offer insurance and asset management)	9,816	2,431,079
SAP AG (Manufacturer of computer software)	16,625	2,151,544
Schering AG (Producer of pharmaceuticals and industrial chemicals)	64,100	3,902,443
Siemens AG (Manufacturer of electrical and electronic equipment)	12,325	745,913
Wella AG (Manufacturer of a variety of personal care products)	17,735	998,260
		29,152,969
Italy 4.7%
ENI SpA (Provider of oilfield and engineering services)	255,090	3,916,965
Mediobanca SpA (Provider of medium- and long-term business loans and credit)	98,900	1,011,828
Riunione Adriatica di Sicurta SpA (Provider of insurance services)	95,000	1,232,021
Saipem SpA (Provider of offshore and onshore drilling services)	300,000	1,953,401
		8,114,215
Netherlands 6.7%
Akzo Nobel NV (Producer and marketer of health care products, coatings, chemicals and fibers)	30,800	1,323,403
ASML Holding NV* (Developer of photolithography projection systems)	66,500	1,509,225
Getronics NV* (Provider of computer consulting and solution design services)	312,000	873,870
IHC Caland NV (Supplier of materials for offshore oilfields)	20,300	1,139,894
Koninklijke (Royal) Philips Electronics NV (Manufacturer of lighting and electronic products)	114,400	3,530,791
Royal Dutch Petroleum Co. (Exporter and producer of oil and natural gas)	31,103	1,647,068
VNU NV (Provider of publishing services)	54,600	1,647,287
		11,671,538
Portugal 0.4%
Portugal Telecom SGPS SA (Registered)* (Provider of telecommunication services)	88,200	643,407
Spain 8.7%
Amadeus Global Travel Distribution SA "A"* (Operator of a travel reservation system)	318,800	2,121,752
Banco Popular Espanol SA (Provider of retail banking services)	115,100	4,717,523
Industria de Diseno Textil SA* (Manufacturer and retailer of apparel)	86,300	1,779,051
Telefonica SA* (Provider of telecommunication services)	403,421	4,316,252
Union Fenosa SA (Provider of electric utilities)	129,947	2,290,282
		15,224,860
Sweden 1.5%
Assa Abloy AB "B" (Manufacturer of security locks)	110,980	1,442,355
Ericsson LM "B"* (Producer of advanced systems and products for wired and mobile communication)	494,880	1,247,658
		2,690,013
Switzerland 6.5%
Credit Suisse Group* (Provider of universal banking services)	97,521	3,479,020
Nestle SA (Registered) (Producer and seller of food products)	12,831	3,035,751
Roche Holding AG (Developer of pharmaceutical and chemical products)	16,098	1,220,676
Swiss Re (Registered) (Provider of reinsurance, insurance and banking services)	19,460	1,965,474
Syngenta AG (Producer of seeds and chemicals for crop protection)	17,160	1,060,044
UBS AG (Registered)* (Provider of commercial and investment banking services)	13,260	639,737
		11,400,702
United Kingdom 25.4%
Aegis Group PLC (Provider of independent media services)	1,424,619	2,273,169
Anglo American PLC (Producer of mining and natural resources products)	64,098	1,010,626
Barclays PLC (Provider of commercial and investment banking)	471,684	4,130,899
BP PLC (Exporter and producer of oil and natural gas)	552,101	4,710,471
Brambles Industries PLC (Provider of material handling and industrial services)	294,380	1,458,499
Compass Group PLC (Operator of an international food service group)	217,144	1,351,122
GlaxoSmithKline PLC (Developer of vaccines and health-related consumer products)	329,035	7,959,194
GUS PLC (Operator of catalog home shopping, retailing, finance and property investment service)	76,550	696,063
J Sainsbury PLC (Distributor of food)	464,109	2,705,197
Misys PLC (Provider of software and hardware computer solutions)	313,115	1,168,054
Reed Elsevier PLC (Publisher of scientific, professional and business to business materials)	198,994	1,948,625
Rio Tinto PLC (Operator of a mining, manufacturing and development company)	113,060	2,100,574
Royal Bank of Scotland Group PLC (Provider of a wide range of financial services)	127,522	3,657,035
Shell Transport & Trading PLC (Provider of oil and gas)	125,000	889,802
Taylor Nelson Sofres PLC (Provider of market research services)	722,629	2,516,704
The Sage Group PLC (Distributor of accounting and payroll software)	488,730	1,410,110
Vodafone Group PLC (Provider of mobile telecommunication services)	2,622,841	4,232,867
		44,219,011
Total Common Stocks (Cost $160,686,910)		168,035,755
	Principal Amount ($)	Value ($)
Commercial Paper 3.4%
Federal Home Loan Bank, 1.79%**, 5/1/2002 (Cost $5,875,000)	5,875,000	5,875,000
Total Investment Portfolio - 100.0% (Cost $166,561,910) (a)		173,910,755

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $168,711,028. At April 30, 2002, net unrealized appreciation for all securities based on tax cost was $5,199,727. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,462,300 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,262,573.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $166,561,910)	$ 173,910,755
Cash	529
Foreign currency, at value (cost $74,792)	74,798
Receivable for investments sold	4,323,078
Dividends receivable	185,398
Receivable for Fund shares sold	1,005,649
Foreign taxes recoverable	395,175
Total assets	179,895,382
Liabilities
Payable for investments purchased	3,467,007
Payable for Fund shares redeemed	508,564
Accrued management fee	113,261
Other accrued expenses and payables	166,760
Total liabilities	4,255,592
Net assets, at value	$ 175,639,790
Net Assets
Net assets consist of: Accumulated net investment loss	(334,677)
Net unrealized appreciation (depreciation) on: Investments	7,348,845
Foreign currency related transactions	8,994
Accumulated net realized gain (loss)	(27,094,683)
Paid-in capital	195,711,311
Net assets, at value	$ 175,639,790

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2002 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($140,808,712 / 15,172,360 shares of capital stock outstanding, $.01 par value, 200,000,000 shares authorized)	$ 9.28
Maximum offering price per share (100 / 94.25 of $9.28)	$ 9.85
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($24,520,296 / 2,814,431 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)
$ 8.71
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($10,310,782 / 1,167,457 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)
$ 8.83

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2002 (Unaudited)
Investment Income
Dividends (net of foreign taxes withheld of $125,223)	$ 1,013,181
Interest	62,253
Total Income	1,075,434
Expenses: Management fee	672,068
Administrative fee	366,015
Distribution service fees	352,535
Directors' fees and expenses	16,895
Other	2,598
Total expenses	1,410,111
Net investment income (loss)	(334,677)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(7,950,287)
Foreign currency related transactions	(58,751)
(8,009,038)
Net unrealized appreciation (depreciation) during the period on: Investments	13,999,217
Foreign currency related transactions	(27,151)
13,972,066
Net gain (loss) on investment transactions	5,963,028
Net increase (decrease) in net assets resulting from operations	$ 5,628,351

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2002 (Unaudited)	Year Ended October 31, 2001
Operations: Net investment income (loss)	$ (334,677)	$ (42,141)
Net realized gain (loss) on investment transactions	(8,009,038)	(18,887,651)
Net unrealized appreciation (depreciation) on investment transactions during the period	13,972,066	(55,037,112)
Net increase (decrease) in net assets resulting from operations	5,628,351	(73,966,904)
Distributions to shareholders from: Net realized gains: Class A	-	(55,489,159)
Class B	-	(8,658,287)
Class C	-	(3,304,877)
Fund share transactions: Proceeds from shares sold	64,372,464	479,408,703
Reinvestment of distributions	-	46,254,748
Cost of shares redeemed	(81,551,670)	(536,340,497)
Redemption fees	-	-
Net increase (decrease) in net assets from Fund share transactions	(17,179,206)	(10,677,046)
Increase (decrease) in net assets	(11,550,855)	(152,096,273)
Net assets at beginning of period	187,190,645	339,286,918
Net assets at end of period (including accumulated net investment loss of $334,677 at April 30, 2002)	$ 175,639,790	$ 187,190,645

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2002[a]	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.01	$ 15.78	$ 14.87	$ 14.27
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	.02	(.09)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.28	(3.43)	2.95	.63
Total from investment operations	.27	(3.41)	2.86	.60
Less distributions from: Net realized gains on investment transactions	-	(3.36)	(1.95)	-
Total distributions	-	(3.36)	(1.95)	-
Net asset value, end of period	$ 9.28	$ 9.01	$ 15.78	$ 14.87
Total Return (%)[d]	3.00**	(26.93)	18.77	4.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	141	150	281	32
Ratio of expenses before expense reductions (%)	1.42*	1.40[e]	1.74	1.63*
Ratio of expenses after expense reductions (%)	1.42*	1.38[e]	1.72	1.63*
Ratio of net investment income (loss) (%)	(.22)*	.17	(.55)	(1.21)*
Portfolio turnover rate (%)	78*	94	87	58*
[a] For the six months ended April 30, 2002 (Unaudited).
[b] For the period from September 3, 1999 (commencement of operations) to October 31, 1999.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.36% and 1.36%, respectively.
* Annualized
** Not annualized

Class B
Years Ended October 31,	2002[a]	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.50	$ 15.20	$ 14.49	$ 13.91
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	(.09)	(.20)	(.05)
Net realized and unrealized gain (loss) on investment transactions	.25	(3.25)	2.86	.63
Total from investment operations	.21	(3.34)	2.66	.58
Less distributions from: Net realized gains on investment transactions	-	(3.36)	(1.95)	-
Total distributions	-	(3.36)	(1.95)	-
Net asset value, end of period	$ 8.71	$ 8.50	$ 15.20	$ 14.49
Total Return (%)[d]	2.47**	(27.61)	17.79	4.17**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	26	40	20
Ratio of expenses before expense reductions (%)	2.22*	2.39[e]	2.64	2.36*
Ratio of expenses after expense reductions (%)	2.22*	2.38[e]	2.63	2.36*
Ratio of net investment income (loss) (%)	(1.02)*	(.83)	(1.21)	(1.95)*
Portfolio turnover rate (%)	78*	94	87	58*
[a] For the six months ended April 30, 2002 (Unaudited).
[b] For the period from September 3, 1999 (commencement of operations) to October 31, 1999.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.31% and 2.31%, respectively.
* Annualized
** Not annualized

Class C
Years Ended October 31,	2002[a]	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.61	$ 15.34	$ 14.62	$ 14.02
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	(.07)	(.20)	(.04)
Net realized and unrealized gain (loss) on investment transactions	.26	(3.30)	2.87	.64
Total from investment operations	.22	(3.37)	2.67	.60
Less distributions from: Net realized gains on investment transactions	-	(3.36)	(1.95)	-
Total distributions	-	(3.36)	(1.95)	-
Net asset value, end of period	$ 8.83	$ 8.61	$ 15.34	$ 14.62
Total Return (%)[d]	2.56**	(27.54)	17.69	4.28**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	11	17	5
Ratio of expenses before expense reductions (%)	2.20*	2.20[e]	2.67	2.40*
Ratio of expenses after expense reductions (%)	2.20*	2.20[e]	2.66	2.40*
Ratio of net investment income (loss) (%)	(1.00)*	(.65)	(1.18)	(1.99)*
Portfolio turnover rate (%)	78*	94	87	58*
[a] For the six months ended April 30, 2002 (Unaudited).
[b] For the period from September 3, 1999 (commencement of operations) to October 31, 1999.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.15% and 2.15%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder New Europe Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $15,375,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $67,267,640 and $85,378,334, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.75% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.40%, 0.45% and 0.425% of the average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, and C shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended April 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at April 30, 2002
Class A	$ 287,488	$ 54,013
Class B	56,595	10,162
Class C	21,932	4,072
	$ 366,015	$ 68,247

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2002
Class B	$ 94,325	$ 16,678
Class C	38,704	7,049
	$ 133,029	$ 23,727

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2002
Class A	$ 175,163	$ 53,522
Class B	31,442	6,020
Class C	12,901	1,890
	$ 219,506	$ 61,432

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2002 aggregated $6,634.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the six months ended April 30, 2002, the CDSC for Class B and C shares aggregated $26,174 and $1,686, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2002, SDI received $19,680.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,246,640	$ 57,118,495	41,583,947	$ 443,266,533
Class B	627,760	5,432,035	1,241,652	13,223,473
Class C	208,475	1,821,934	2,027,220	22,918,697
		$ 64,372,464		$ 479,408,703
Shares issued to shareholders in reinvestment of distributions
Class A	-	-	2,937,194	$ 35,275,869
Class B	-	-	694,396	7,923,051
Class C	-	-	264,574	3,055,828
		-		$ 46,254,748
Shares redeemed
Class A	(7,764,173)	$ (71,424,590)	(45,658,647)	$ (495,110,929)
Class B	(881,478)	(7,641,953)	(1,522,873)	(15,897,171)
Class C	(282,666)	(2,485,127)	(2,197,734)	(25,332,397)
		$ (81,551,670)		$ (536,340,497)
Net increase (decrease)
Class A	(1,517,533)	$ (14,306,095)	(1,137,506)	$ (16,568,527)
Class B	(253,718)	(2,209,918)	413,175	5,249,353
Class C	(74,191)	(663,193)	94,060	642,128
		$ (17,179,206)		$ (10,677,046)

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder New Europe Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below):

1. To elect nominees to serve on the fund's Board of Directors as Class I Directors:

	Number of Votes:
Directors	For	Withheld
Lewis A. Burnham	13,189,746	245,330
Mark S. Casady	13,193,475	241,601
William P. Sommers	13,187,472	247,604
John G. Weithers	13,203,997	231,079

2. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
12,974,319	228,669	232,088

3. To approve a sub-advisory agreement between the fund's investment manager and Deutsche Asset Management Investment Services Limited.

Affirmative	Against	Abstain
12,894,368	285,288	255,420

4. To ratify or reject the selection of Ernst & Young LLP as the independent auditors for the fund for the fund's current fiscal year.

Affirmative	Against	Abstain
13,081,061	147,495	206,520

The meeting was reconvened on June 7, 2002 and the following matter was voted upon by the shareholders (the resulting votes are presented below):

5. To approve Articles of Amendment and Restatement of the fund's Articles of Incorporation.

Affirmative	Against	Abstain	Broker Non-votes*
13,986,527	560,032	536,362	2,237,973

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2012 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Large Company Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

Brown Brothers Harriman & Co.

40 Water Street Boston, MA 02109
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.

Notes

Notes

Notes